[LOGO]

FOR IMMEDIATE RELEASE

For Further Information:
Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

 THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION--SECTION
                                  19A NOTICE

NEW YORK, July 8, 2009 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.033 per share to shareholders of record on July 13, 2009, payable July 27, 2009. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates                          July 2009 (MTD)     Year-to-date (YTD) /(1)/
----------------------                       ---------------------  -----------------------
                                                        Percentage              Percentage
                                             Per Share  of Current  Per Share   of Current
                 (Sources)                    Amount   Distribution  Amount    Distribution
                 ---------                   --------- ------------ ---------  ------------
Net Investment Income                         $0.007       22.4%     $0.019         9.8%
Net Realized Short-Term Capital Gains             --        0.0%         --         0.0%
Net Realized Long-Term Capital Gains              --        0.0%         --         0.0%
Return of Capital (or other Capital Source)    0.026       77.6%      0.173        90.2%
Total Distribution                            $0.033      100.0%     $0.192       100.0%

(1)YTD February 1, 2009 to January 11, 2010. (The distribution paid on January 12, 2009 was reportable for tax on Form 1099 in 2008)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended June 30, 2009 /(2)/  3.66%
Current Fiscal YTD Annualized Distribution Rate /(3)/                               9.75%

YTD Cumulative Total Return on NAV /(4)/                                            4.36%
YTD Cumulative Distribution Rate /(5)/                                              4.87%

(2)Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3)Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of June 30, 2009.
(4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2009 to June 30, 2009, including distributions paid and assuming reinvestment of those distributions.
(5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2009 to June 30, 2009 as a percentage of the Fund's NAV as of June 30, 2009.

   The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
07/09

[LOGO]

FOR IMMEDIATE RELEASE

For Further Information:
Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

 THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION--SECTION
                                  19A NOTICE

NEW YORK, August 10, 2009 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.034 per share to shareholders of record on August 13, 2009, payable August 26, 2009. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates                         August 2009 (MTD)    Year-to-date (YTD)/(1)/
----------------------                       ---------------------  ---------------------
                                                        Percentage              Percentage
                                             Per Share  of Current  Per Share   of Current
                 (Sources)                    Amount   Distribution  Amount    Distribution
                 ---------                   --------- ------------ ---------  ------------
Net Investment Income                         $0.007       20.9%     $0.026        11.5%
Net Realized Short-Term Capital Gains             --        0.0%         --         0.0%
Net Realized Long-Term Capital Gains              --        0.0%         --         0.0%
Return of Capital (or other Capital Source)    0.027       79.1%      0.200        88.5%
Total Distribution                            $0.034      100.0%     $0.226       100.0%

(1)YTD February 1, 2009 to January 11, 2010. (The distribution paid on January 12, 2009 was reportable for tax on Form 1099 in 2008)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended July 31, 2009 /(2)/  4.39%
Current Fiscal YTD Annualized Distribution Rate /(3)/                               9.52%

YTD Cumulative Total Return on NAV /(4)/                                            8.30%
YTD Cumulative Distribution Rate /(5)/                                              5.56%

(2)Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3)Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of July 31, 2009.
(4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2009 to July 31, 2009, including distributions paid and assuming reinvestment of those distributions.
(5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2009 to July 31, 2009 as a percentage of the Fund's NAV as of July 31, 2009.

   The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
08/09

[LOGO]

FOR IMMEDIATE RELEASE

For Further Information:
Zweig Funds Shareholder Services
  (800) 272-2700
Patricia Baronowski
The Altman Group
  (212) 400-2604

 THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION - SECTION
                                  19A NOTICE

NEW YORK, September 8, 2009 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.034 per share to shareholders of record on September 11, 2009, payable September 24, 2009. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates                        September 2009 (MTD)  Year-to-date (YTD) /(1)/
----------------------                       ---------------------  -----------------------
                                                        Percentage              Percentage
                                             Per Share  of Current  Per Share   of Current
                 (Sources)                    Amount   Distribution  Amount    Distribution
                 ---------                   --------- ------------ ---------  ------------
Net Investment Income.......................  $0.012       36.3%     $0.038        14.7%
Net Realized Short-Term Capital Gains.......      --        0.0%         --         0.0%
Net Realized Long-Term Capital Gains........      --        0.0%         --         0.0%
Return of Capital (or other Capital Source).   0.022       63.7%      0.222        85.3%
Total Distribution                            $                      $
                                               0.034      100.0%      0.260       100.0%

  (1)YTD February 1, 2009 to January 11, 2010. (The distribution paid on January 12, 2009 was reportable for tax on Form 1099 in 2008)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended August 31, 2009 /(2)/  4.29%
Current Fiscal YTD Annualized Distribution Rate /(3)/                                 9.57%

YTD Cumulative Total Return on NAV /(4)/                                              9.55%
YTD Cumulative Distribution Rate /(5)/                                                6.38%

  (2)Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.

  (3)Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of August 31, 2009.

  (4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2009 to August 31, 2009, including distributions paid and assuming reinvestment of those distributions.

  (5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2009 to August 31, 2009 as a percentage of the Fund's NAV as of August 31, 2009.

      The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at
   800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
09/09

[LOGO]
FOR IMMEDIATE RELEASE

For Further Information:
Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

 THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION--SECTION
                                  19A NOTICE

NEW YORK, October 5, 2009 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.034 per share to shareholders of record on October 12, 2009, payable October 26, 2009. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates                         October 2009 (MTD)   Year-to-date (YTD)/(1)/
----------------------                       ---------------------  ---------------------
                                                        Percentage              Percentage
                                             Per Share  of Current  Per Share   of Current
                 (Sources)                    Amount   Distribution  Amount    Distribution
                 ---------                   --------- ------------ ---------  ------------
Net Investment Income                         $0.004       11.7%     $0.042        14.4%
Net Realized Short-Term Capital Gains             --        0.0%         --         0.0%
Net Realized Long-Term Capital Gains              --        0.0%         --         0.0%
Return of Capital (or other Capital Source)    0.030       88.3%      0.252        85.6%
Total Distribution                            $0.034      100.0%     $0.294       100.0%

(1)YTD February 1, 2009 to January 11, 2010. (The distribution paid on January 12, 2009 was reportable for tax on Form 1099 in 2008)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended September 30, 2009 /(2)/   4.60%
Current Fiscal YTD Annualized Distribution Rate /(3)/                                     9.48%

YTD Cumulative Total Return on NAV /(4)/                                                 12.15%
YTD Cumulative Distribution Rate /(5)/                                                    7.11%

(2)Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3)Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of September 30, 2009.
(4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2009 to September 30, 2009, including distributions paid and assuming reinvestment of those distributions.
(5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2009 to September 30, 2009 as a percentage of the Fund's NAV as of September 30, 2009.

   The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
10/09

[LOGO]
FOR IMMEDIATE RELEASE

For Further Information:
Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

      THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                             --SECTION 19A NOTICE

NEW YORK, November 9, 2009 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.034 per share to shareholders of record on November 12, 2009, payable November 25, 2009. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

                                              November 2009 (MTD)   Year-to-date (YTD)/(1)/
Distribution Estimates                       ---------------------  ---------------------
                                                        Percentage              Percentage
                                             Per Share  of Current  Per Share   of Current
                 (Sources)                    Amount   Distribution  Amount    Distribution
                 ---------                   --------- ------------ ---------  ------------
Net Investment Income                         $0.004       12.4%     $0.046        14.2%
Net Realized Short-Term Capital Gains             --        0.0%         --         0.0%
Net Realized Long-Term Capital Gains              --        0.0%         --         0.0%
Return of Capital (or other Capital Source)    0.030       87.6%      0.282        85.8%
Total Distribution                            $0.034      100.0%     $0.328       100.0%

(1)YTD February 1, 2009 to January 11, 2010. (The distribution paid on January 12, 2009 was reportable for tax on Form 1099 in 2008)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended October 30, 2009 /(2)/   4.24%
Current Fiscal YTD Annualized Distribution Rate /(3)/                                   9.69%

YTD Cumulative Total Return on NAV /(4)/                                               11.22%
YTD Cumulative Distribution Rate /(5)/                                                  8.07%

(2)Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3)Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of October 30, 2009.
(4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2009 to October 30, 2009, including distributions paid and assuming reinvestment of those distributions.
(5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2009 to October 30, 2009 as a percentage of the Fund's NAV as of October 30, 2009.

   The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
11/09

[LOGO]

FOR IMMEDIATE RELEASE

For Further Information:
Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

 THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION--SECTION
                                  19A NOTICE

NEW YORK, December 9, 2009 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.035 per share to shareholders of record on December 11, 2009, payable December 24, 2009. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates                        December 2009 (MTD)   Year-to-date (YTD) /(1)/
----------------------                       ---------------------  -----------------------
                                                        Percentage              Percentage
                                             Per Share  of Current  Per Share   of Current
                 (Sources)                    Amount   Distribution  Amount    Distribution
                 ---------                   --------- ------------ ---------  ------------
Net Investment Income                         $0.005       13.9%     $0.051        14.1%
Net Realized Short-Term Capital Gains             --        0.0%         --         0.0%
Net Realized Long-Term Capital Gains              --        0.0%         --         0.0%
Return of Capital (or other Capital Source)    0.030       86.1%      0.312        85.9%
Total Distribution                            $0.035      100.0%     $0.363       100.0%

(1)YTD February 1, 2009 to January 11, 2010. (The distribution paid on January 12, 2009 was reportable for tax on Form 1099 in 2008)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended November 30, 2009 /(2)/   4.77%
Current Fiscal YTD Annualized Distribution Rate /(3)/                                    9.51%

YTD Cumulative Total Return on NAV /(4)/                                                14.71%
YTD Cumulative Distribution Rate /(5)/                                                   8.72%

(2)Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3)Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of November 30, 2009.
(4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2009 to November 30, 2009, including distributions paid and assuming reinvestment of those distributions.
(5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2009 to November 30, 2009 as a percentage of the Fund's NAV as of November 30, 2009.

   The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
12/09

[LOGO]

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services
   (800) 272-2700
Patricia Baronowski
The Altman Group
   (212) 400-2604

 THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION--SECTION
                                  19A NOTICE

NEW YORK, January 8, 2010 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.034 per share to shareholders of record on December 31, 2009, payable January 11, 2010. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

                                               January 2010 (MTD)   Year-to-date (YTD)/(1)/
Distribution Estimates                       ---------------------  ---------------------
                                                        Percentage              Percentage
                                             Per Share  of Current  Per Share   of Current
                 (Sources)                    Amount   Distribution  Amount    Distribution
                 ---------                   --------- ------------ ---------  ------------
Net Investment Income                         $0.003       10.1%     $0.055        13.8%
Net Realized Short-Term Capital Gains             --        0.0%         --         0.0%
Net Realized Long-Term Capital Gains              --        0.0%         --         0.0%
Return of Capital (or other Capital Source)    0.031       89.9%      0.342        86.2%
Total Distribution                            $0.034      100.0%     $0.397       100.0%

(1)YTD February 1, 2009 to January 11, 2010. (The distribution paid on January 12, 2009 was reportable for tax on Form 1099 in 2008)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended December 31, 2009 /(2)/   4.66%
Current Fiscal YTD Annualized Distribution Rate /(3)/                                    9.59%
YTD Cumulative Total Return on NAV /(4)/                                                15.46%
YTD Cumulative Distribution Rate /(5)/                                                   9.59%

    (2)Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
    (3)Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of December 31, 2009.
    (4)YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2009 to December 31, 2009, including distributions paid and assuming reinvestment of those distributions.
    (5)YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2009 to December 31, 2009 as a percentage of the Fund's NAV as of December 31, 2009.

      The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at
   800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109
1/2010